Derviative Financial Liabilities (Details) - Schedule of Estimating the Fair Value of the Earnout Shares - $ / shares	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Schedule of Fair Value of the Sponsor Earn-Out Shares [Abstract]
Stock price (USD) (in Dollars per share)	$ 14	$ 12.88
Expected volatility (%)	25.00%	25.00%
Risk free rate (%)	4.45%	3.91%
Expected term (in years)	3 years 8 months 15 days	4 years 2 months 15 days
Expected dividends (%)	0.29%	0.31%